UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

EPL OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1021 Main Street, Suite 2626, Houston, Texas 77002

Registrant’s telephone number, including area code: (713) 351-3000

Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Intercompany Loan

On March 12, 2015, in connection with the private placement of $1.45 billion in aggregate principal amount of Energy XXI Gulf Coast, Inc.’s (“EGC”) 11.000% Senior Secured Second Lien Notes due 2020, EPL Oil & Gas, Inc. (the “Company”) entered into a $325.0 million secured second lien promissory note between the Company, as the maker, and EGC, as the payee (the “Promissory Note”). Proceeds from the Promissory Note were used by the Company to repay a like amount of the currently outstanding borrowings under its tranche of EGC’s revolving credit facility. The Promissory Note bears interest at an annual rate of 10%, has a maturity date of October 9, 2018, and is secured by a second priority lien on certain assets of the Company that secure the Company’s obligations under the revolving credit facility. EGC may release the collateral securing the Promissory Note at any time.

A copy of the Promissory Note is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The description of the Promissory Note in this Form 8-K is a summary and is qualified in its entirety by the terms of the Promissory Note. Additionally, various agreements pertaining to the intercompany loan arrangement provided for in the Promissory Note are filed as Exhibits 10.2 and 10.3 and are incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Secured Second Lien Promissory Note, dated as of March 12, 2015, issued by EPL Oil & Gas, Inc., as the Maker, in favor of Energy XXI Gulf Coast, Inc., as the Payee.
10.2	Guaranty, dated as of March 12, 2015, issued by the subsidiaries of EPL Oil & Gas, Inc., in favor of Energy XXI Gulf Coast, Inc., as Lender.
10.3	Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of March 12, 2015, by EPL Oil & Gas, Inc. and each Subsidiary Guarantor Party thereto, in favor of Energy XXI Gulf Coast, Inc., as Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL OIL & GAS, INC.

	By:	/s/ Rick Fox
Rick Fox
March 17, 2015		Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Secured Second Lien Promissory Note, dated as of March 12, 2015, issued by EPL Oil & Gas, Inc., as the Maker, in favor of Energy XXI Gulf Coast, Inc., as the Payee.
10.2	Guaranty, dated as of March 12, 2015, issued by the subsidiaries of EPL Oil & Gas, Inc., in favor of Energy XXI Gulf Coast, Inc., as Lender.
10.3	Second Lien Pledge and Security Agreement and Irrevocable Proxy, dated as of March 12, 2015, by EPL Oil & Gas, Inc. and each Subsidiary Guarantor Party thereto, in favor of Energy XXI Gulf Coast, Inc., as Lender.